UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2011

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

13859 Progress Boulevard, Suite 100, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Cope)

Registrant’s telephone number, including area code

(888) 296-4361

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

Background

On September 30, 2011, LecTec Corporation (“LecTec”) completed its business combination with AxoGen Corporation (“AC”) in accordance with the terms of an Agreement and Plan of Merger, dated as of May 31, 2011, by and among LecTec, Nerve Merger Sub Corp., a subsidiary of LecTec (“Merger Sub”), and AC, which the parties amended on June 30, 2011 and August 9, 2011 (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into AC, with AC continuing after the merger as the surviving corporation and a wholly owned subsidiary of LecTec (the “Merger”). Immediately following the Merger, LecTec changed its name to AxoGen, Inc. (“AxoGen”). Unless the context otherwise requires, all references herein to “AxoGen” refer to AxoGen and its wholly owned subsidiary following the completion of the Merger and the name change, all references to “LecTec” refer to LecTec prior to the completion of the Merger and the name change, and all references to “AC” refer to AC prior to the completion of the Merger.

In connection with the Merger,

•	all outstanding AC convertible securities were converted into shares of AC common stock and exchanged for shares of AxoGen common stock;

•	all outstanding AC warrants expired unexercised;

•

all outstanding shares of AC common stock, including those issued upon conversion of AC convertible securities, were exchanged for shares of AxoGen common stock at a ratio of one share of AC common stock for 0.03727336 share of AxoGen common stock;

•

all outstanding options to purchase shares of AC common stock were exchanged for options to purchase shares of AxoGen common stock at a ratio of one option to purchase shares of AC common stock for an option to purchase 0.03727336 of a share of AxoGen common stock.

A total of 6,211,759 shares of AxoGen common stock were issued in share exchange, and an additional 567,586 shares of AxoGen common stock were reserved for issuance upon exercise of AC stock options which were converted into AxoGen stock options. Upon completion of the Merger, all AC securities were cancelled.

Immediately following the completion of the Merger, former AC stockholders owned approximately 56.8% of the outstanding common stock of AxoGen, LecTec stockholders owned approximately 39.4% of the outstanding common stock of AxoGen, and certain investors owned the remaining 3.8% of the outstanding common stock of AxoGen.

As of September 30, 2011, immediately following the completion of the Merger, there were 10,940,494 shares of AxoGen common stock issued and outstanding. AxoGen has filed a request with the Financial Industry Regulatory Authority to change AxoGen’s stock symbol from “LECT” to “AXGN,” and expects to begin trading its common stock on the Over the Counter Bulletin Board under the symbol “AXGN” in early October 2011.

The full text of the Merger Agreement, including the amendments, as well as AxoGen press release dated September 30, 2011 announcing the completion of the Merger, are attached hereto as Exhibits 2.1, 2.2, 2.3 and 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The issuance of the shares of AxoGen common stock to the former stockholders of AC was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (Reg. No. 333-175379) (the “Registration Statement”).

Material AC Agreements

Following the completion of the Merger, the following material AC agreements and arrangements became material agreements and arrangements of AxoGen. The description of material agreements is qualified in its entirety by reference to the underlying agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4.1, 10.4.2, 10.5 and 10.6, and are incorporated by reference herein.

UT Patent License Agreement

On August 3, 2005, AC entered into a Patent License Agreement (the “UT Patent License Agreement”) with the Board of Regents (the “Board”) of the University of Texas System. Under this agreement, the Board has granted AC a royalty-bearing, exclusive license under certain patents and patent application relating to tissue engineering, to make, sell and import licensed products in the field of nerve regeneration and repair worldwide.

Additional information regarding the UT Patent License Agreement is included in the Registration Statement, under the caption entitled “Certain Information Concerning AxoGen — Intellectual Property — License Agreements.” Such information is incorporated by reference herein.

UFRF License Agreement

On February 21, 2006, AC entered into a License Agreement (the “UFRF License Agreement”) with the University of Florida Research Foundation, Inc. (“UFRF”). Under this agreement, UFRF has granted AC:

•

an exclusive license under several patents applications relating to nerve repair, nerve grafting, selection of nerve grafts and in vitro nerve tissue culture, to make, sell and import licensed products in the field of medical devices, human therapeutics and human and animal tissue worldwide; and

•

a non-exclusive license under certain licensed know-how to make, sell and import licensed products and/or licensed processes in the field of medical devices, human therapeutics and human and animal tissue worldwide.

Additional information regarding the UFRF Patent License is included in the Registration Statement, under the caption entitled “Certain Information Concerning AxoGen — Intellectual Property — License Agreements.” Such information is incorporated by reference herein.

BDI Incubator License Agreement

On September 26, 2006, AC entered into a Sid Martin Biotechnology Development Institute (“BDI”) Incubator License Agreement with UFRF. Under this agreement, UFRF admitted AC into its BDI Incubator Program and has agreed to provide AC with office and laboratory space and other facilities and resources to support the development of AC as an early-stage life science company.

Nerve Tissue Processing Agreement

Under an Amended and Restated Nerve Tissue Processing Agreement, dated as of February 27, 2008, by and between AC and LifeNet Health, and subsequently amended on August 9, 2011, LifeNet Health has agreed to process the peripheral nerve tissue and package the Avance® Nerve Graft product. This agreement has a term of two years and renews annually for one-year term unless either party terminates with six-month advanced written notice during a term. The parties are in discussions to renew, modify and extend the agreement. Under this agreement, AC is required to pay tissue processing service fees for each production run, and has agreed to minimum annual service commitments.

Distribution Agreement

On August 27, 2008, AC entered into a Distribution Agreement with Cook Biotech Incorporated (“Cook Biotech”). Under this agreement, Cook Biotech has appointed AC as its exclusive independent distributor to distribute its product worldwide for use in the peripheral nervous system and the central nervous system, with certain exclusions with respect to certain dental applications. The product refers to certain extra cellular matrix technology owned or controlled by Cook Biotech. The agreement has a seven-year term. Pursuant to the agreement, AxoGen provides purchase orders of the AxoGuard® products to Cook Biotech, and Cook Biotech fulfills the purchase orders. The agreement sets forth certain minimum purchase requirements and establishes a formula for the transfer cost of the AxoGuard® products.

Loan and Security Agreement

On September 30, 2011, AxoGen, as borrower, entered into the Loan and Security Agreement with MidCap Financial SBIC, LP (“MidCap”), as administrative agent, and the Lenders listed on Schedule 1 thereto. The credit facility under this agreement has a principal amount of $5.0 million and a term of 42 months, and is subject to prepayment penalties. Under this agreement, AxoGen is required to make interest only payments for the first 12 months, and payments of both interest and straight line amortization of principal for the remaining 30 months. The interest rate is 9.9% per annum, and interest is computed on the basis of a 360-day year and the actual number of days elapsed during which such interest accrues.

The agreement contains customary affirmative and negative covenants, including, without limitation, (i) covenants requiring AxoGen to comply with applicable laws, provide to MidCap copies of AxoGen’s financial statements, maintain appropriate levels of insurance, protect, defend and maintain the validity and enforceability of AxoGen’s material intellectual property, and (ii) covenants restricting AxoGen’s ability to dispose all or any part of its assets (subject to certain exceptions), engage in other lines of business, changes its senior management, enter into merger or consolidation transactions, incur or assume additional indebtedness, or incur liens on its assets.

The credit facility is secured by all of AxoGen’s assets. The lenders also receive a ten-year warrant to purchase 89,686 shares of AxoGen’s common stock at $2.23 per share.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 under the caption entitled “Background” of this Current Report on Form 8-K is incorporated herein by reference. The full text of the Merger Agreement, including the amendments, as well as AxoGen press release dated September 30, 2011 announcing the completion of the Merger, are attached hereto as Exhibits 2.1, 2.2, 2.3 and 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above, under the title “Material AC Agreements — Loan and Security Agreement” is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders

Amendment and Restatement of Articles of Incorporation; Amendment and Restatement of Bylaws

On September 27, 2011, at the LecTec 2011 Annual Meeting of Shareholders, LecTec shareholders approved, among other proposals, the following:

•

the amendment and restatement of LecTec’s Articles of Incorporation to, among other things, increase the number of authorized shares of LecTec’s capital stock from 15,000,000 to 50,000,000 and change LecTec’s name to AxoGen, Inc.; and

•

the amendment and restatement of LecTec’s bylaws to (i) establish the timing and procedures for advance notice of director nominations and other business to be brought before regular meetings of the shareholders; (ii) establish the form and process for determining non-employee director compensation and expense reimbursement; (iii) expand the list of officers to include: chairman of the board, president, one or more vice presidents, treasurer, secretary and such other officers as the board may elect, and establish the duties for such positions and the process for determining officer compensation; (iv) authorize the board of directors to issue the shares authorized by the Articles of Incorporation and to establish the fair market value of any non-cash consideration received for such shares; (v) authorize the board of directors to declare dividends and establish the process for such action; (vi) require the board of directors to maintain a share register and other corporate books and records; (vii) permit the corporation to enter into certain loans, guarantees and suretyship arrangements, subject to board approval and certain other conditions and (viii) authorize the president to act on behalf of the corporation with respect to securities of other corporations held by the corporation, including voting, purchasing, selling, transferring or encumbering such securities, unless otherwise ordered by the board of directors. In addition, the amended and restated bylaws revise certain provisions in the previous bylaws to limit the board’s ability to remove a director by a majority vote of the board to situations where a director is convicted of a felony or the directors have determined that a director is engaged in an activity that is competitive with the business of the corporation, and to remove the provision permitting officers to delegate their duties to other persons.

The Amended and Restated Articles of Incorporation and Bylaws are attached hereto as Exhibits 3.1, 3.2, respectively, and are incorporated by reference herein.

Item 5.01.	Change in Control of Registrant

The information set forth in Item 1.01 under the caption entitled “Background” of this Current Report on Form 8-K is incorporated herein by reference. The full text of the Merger Agreement, including the amendments, as well as AxoGen press release dated September 30, 2011 announcing the completion of the Merger, are attached hereto as Exhibits 2.1, 2.2, 2.3 and 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Pursuant to the Merger Agreement, two LecTec directors, Gregory G. Freitag and Robert J. Rudelius, continue to serve as directors of AxoGen after the Merger, while three other LecTec directors,

Timothy M. Heaney, Lowell Hellervik, Ph.D., and Elmer Salovich, M.D., resigned at the effective time of the Merger.

In connection with the Merger, Karen Zaderej, Chief Executive Officer of AC, has been appointed as President and Chief Executive Officer of AxoGen, and Gregory G. Freitag, Chief Executive Officer of LecTec, has been appointed as the Chief Financial Officer of AxoGen.

The following table sets forth the names and positions of the individuals who serve as executive officers and directors of AxoGen upon completion of the Merger.

Name	Title
Karen Zaderej	President and Chief Executive Officer, Director
Gregory G. Freitag	Chief Financial Officer, Director
John P. Engels	Vice President
Jamie M. Grooms	Chairman of the Board of Directors
Mark Gold, M.D.	Director
John Harper	Director
Joe Mandato	Director
Robert J. Rudelius	Director

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Reference is made to Item 5.01 of this Current Report on Form 8-K. Pursuant to the Merger Agreement, three LecTec directors, Timothy M. Heaney, Lowell Hellervik, Ph.D., and Elmer Salovich, M.D., resigned at the effective time of the Merger.

(c) Reference is made to Item 5.01 of this Current Report on Form 8-K. AxoGen’s Board of Directors appointed the following individuals to serve in the positions set forth opposite to his/her name, effective as of the closing of the Merger:

Name	Title
Karen Zaderej	President and Chief Executive Officer
Gregory G. Freitag	Chief Financial Officer
John P. Engels	Vice President

Biographical information for the AxoGen executive officers is set forth in the Registration Statement, under the caption entitled “The Merger — Management Following the Merger — Executive Officers and Other Key Employees of the Combined Company.” Such information is incorporated by reference herein.

(d) Reference is made to Item 5.01 of this Current Report on Form 8-K. Pursuant to the Merger Agreement, two LecTec directors, Gregory G. Freitag and Robert J. Rudelius, continue to serve as directors of AxoGen upon completion of the Merger, and the following AC directors are elected to serve as directors of AxoGen upon completion of the Merger: Karen Zaderej, Jamie M. Grooms, Mark Gold, M.D., John Harper and Joe Mandato. Mr. Grooms serves as Chairman of the Board of Directors.

Biographical and compensation information for the AxoGen directors is set forth in the Registration Statement, under the captions entitled “The Merger — Management Following the Merger — Proposed Directors of the Combined Company” and “Certain Information Concerning AxoGen —

AxoGen Executive Compensation — Director Compensation.” Such information is incorporated by reference herein.

(e)

Amendment and Restatement of the LecTec 2010 Stock Incentive Plan

In connection with the Merger, all issued and outstanding options to purchase AC common stock are assumed by AxoGen and remain outstanding after the Merger. As a result of the Merger, such options are amended to provide for the purchase of AxoGen common stock and the number of shares issuable upon exercise and the exercise price of such options are adjusted.

In connection with the Merger, the LecTec Board of Directors approved the amended and restated 2010 Stock Incentive Plan on August 9, 2011. On September 27, 2011, at the LecTec 2011 Annual Meeting of Shareholders, LecTec shareholders approved the amended and restated 2010 Stock Incentive Plan. The 2010 Stock Incentive Plan was amended and restated to, among other things, increase the number of shares of common stock of LecTec authorized for issuance under the plan by 2,300,000 shares and to add new provisions or clarifying text to the plan to reflect recent changes in applicable laws and to permit the issuance of awards to employees of another corporation who become employees of LecTec through a merger, acquisition or other corporate transaction in substitution of their awards issued by the other corporation. Additional information regarding the LecTec 2010 Stock Incentive Plan is included in the Registration Statement, under the caption entitled “Certain Information Concerning LecTec — LecTec Executive Compensation — LecTec 2010 Stock Incentive Plan.” Such information is incorporated by reference herein.

The description of the LecTec 2010 Stock Incentive Plan, as amended and restated on September 27, 2011, is qualified in its entirety by reference to the plan, which is attached hereto as Exhibits 10.7 and is incorporated by reference herein.

Employment Agreements

Employment Agreement with Ms. Zaderej

The employment agreement by and between AC and Karen Zaderej, President and Chief Executive Officer of AC, was effective October 15, 2007, and was amended effective September 29, 2011. In exchange for Ms. Zaderej’s performance of duties commensurate with her position as President and Chief Executive Officer of AxoGen, Ms. Zaderej’s employment agreement provides her with an annual base salary, which is currently $291,200, employee benefits at the level provided to similarly situated employees, and eligibility for bonuses based on AC’s bonus plan and stock options in accordance with the applicable equity compensation plan. Ms. Zaderej is entitled to full vesting of her outstanding stock options upon a change in control.

The employment agreement renews for one year periods on each anniversary of the effective date, unless otherwise terminated by either AC or Ms. Zaderej at least 30 days prior to the renewal date, and provides for severance benefits upon termination of Ms. Zaderej’s employment by: (1) AC for any reason other than substantial cause (as defined below), permanent disability, or death , (2) Ms. Zaderej due to AC’s breach of the employment agreement and AC’s failure to cure such breach within ten days following notice by Ms. Zaderej of such breach; or (3) Ms. Zaderej within six months of a “change in control” (as defined below). Upon a termination of Ms. Zaderej’s employment for any of the reasons set forth above, Ms. Zaderej is entitled to continued payments of her base salary (at the rate in effect on the date of termination) for the remainder of the then current employment period or the one-year non-

competition period, whichever is longer. Additionally, Ms. Zaderej is entitled to continued medical and dental benefits (in the form of a reimbursement for the COBRA premiums) and continued bonus payments to which Ms. Zaderej would have been entitled for the remainder of the then current employment period had her employment not been terminated.

Employment Agreement with Mr. Engels

The employment agreement by and between AC and Mr. Engels, Vice President of AC, was effective May 6, 2003, and amended effective September 29, 2011. In exchange for Mr. Engels’ performance of duties commensurate with his position, Mr. Engels’ employment agreement provides him with an annual base salary, which is currently $171,392 (subject to increase but not decrease), and employee benefits at the level provided to similarly situated employees.

Mr. Engels’ employment agreement renews for one year periods on each anniversary of the effective date, unless otherwise terminated by either AC or Mr. Engels at least 90 days prior to the renewal date. The agreement provides for severance benefits upon termination of Mr. Engels’ employment by: (1) AC for any reason other than substantial cause, permanent disability, or death, (2) Mr. Engels due to AC’s breach of the employment agreement and AC’s failure to cure such breach within ten days following notice by the executive of such breach; or (3) Mr. Engels within six months following a change in control. Upon a termination of Mr. Engels’ employment for any of the reasons set forth above, Mr. Engels is entitled to continued base salary payments (at the rate in effect on the date of termination) that he would have been paid for the remainder of the then current employment period had Mr. Engels’ employment not been terminated. Additionally, Mr. Engels is entitled to continued medical and dental benefits (in the form of a reimbursement for the COBRA premiums) and continued bonus payments to which Mr. Engels would have been entitled for the remainder of the then current employment period had his employment not been terminated.

In connection with their employment, Ms. Zaderej and Mr. Engels executed (A) AC’s standard non-competition and non-solicitation agreement, and (B) AC’s standard invention assignment and confidentiality agreement. Mr. Engels is subject to the non-competition and non-solicitation covenants for two years following the termination of his employment for any reason or no reason, and Ms. Zaderej is subject to the non-competition covenant for one year following the termination of her employment for any reason or no reason and the non-solicitation covenant for two years following the termination of her employment for any reason or no reason.

For purposes of Ms. Zaderej’s employment agreement, “substantial cause” means Ms. Zaderej’s (a) commission of any act of fraud, theft, or embezzlement; (b) material breach of the employment agreement, provided that AC shall have first delivered to Ms. Zaderej written notice of the alleged breach, specifying the exact nature of the breach in detail, and provided, further, that Ms. Zaderej shall have failed to cure or substantially mitigate such breach within ten days after receiving such written notice; (c) commission or conviction of any felony, or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor; (d) material failure to adhere to AC’s corporate codes, policies or procedures which have been adopted in good faith for a valid business purpose as in effect from time to time; or (e) failure to meet reasonable performance standards as determined by AC. For purposes of Mr. Engels’ employment agreement “substantial cause” means the commission by Mr. Engels of any act of fraud, theft or embezzlement.

For purposes of the employment agreements, “change in control” means the occurrence of any of the following events: (i) any person who holds less than 20% of the combined voting power of the securities of AC, becomes the beneficial owner, directly or indirectly, of securities of AC representing 50% or more of the combined voting power of the securities of AC then outstanding; (ii) during any period of 24 consecutive months, individuals, who, at the beginning of such period constitute all members of the AC’s Board of Directors and cease, for any reason, to constitute at least a majority of the board of directors, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) AC consolidates or merges with another company and AC is not the continuing or surviving corporation; (iv) shares of AC’s common stock are converted into cash, securities, or other property (other than by a merger set forth in (iii) above), in which the holders of AC’s common stock immediately prior to the Merger have the same proportionate ownership of common stock of the surviving corporation as immediately after the Merger; (v) AC sells, leases, exchanges, or otherwise transfers all or substantially all of its assets (in one transaction or in a series of related transactions); or (vi) the holders of AC’s stock approve a plan or proposal for the liquidation or dissolution of AC.

As a result of the Merger, Ms. Zaderej and Mr. Engels are employed by AxoGen and the obligations of AC under their respective employment agreements are obligations of AxoGen and the executive officers’ obligations under their respective employment agreements will be carried out with respect to AxoGen.

The description of the employment agreements with Ms. Zaderej and Mr. Engels is qualified in its entirety by reference to the underlying agreements, which are attached hereto as Exhibits 10.8.1, 10.8.2, 10.9.1 and 10.9.2, and are incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.	Other Events.

The information set forth in Item 1.01 under the caption entitled “Background” of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

AC’s audited financial statements as of and for the years ended December 31, 2010 and 2009, and AC’s unaudited financial statements as of and for the six months ended June 30, 2011, were included in the Registration Statement, from page F-29 to page F-71. Such information is incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination of LecTec and AC on AxoGen’s (i) unaudited balance sheets as of June 30, 2011 and (ii) unaudited statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010, are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Exhibit 2.1 to LecTec Corporation’s Current Report on Form 8-K filed on June 2, 2011)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 30, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Appendix A2 to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of August 9, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Appendix A3 to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

3.1	Amended and Restated Articles of Incorporation of AxoGen, Inc. (incorporated by reference to Appendix B to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

3.2	AxoGen, Inc. Amended and Restated Bylaws. (incorporated by reference to Appendix C to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

10.1*	Patent License Agreement, dated as of August 3, 2005, by and between AxoGen Corporation and the Board of Regents of the University of Texas System

10.2*	Amended and Restated Standard Exclusive License Agreement with Sublicensing Terms, dated as of February 21, 2006, by and between AxoGen Corporation and the University of Florida Research Foundation, Inc.

10.3*	Sid Martin Biotechnology Development Institute Incubator License Agreement, dated as of September 26, 2006, by and between AxoGen, Inc. and the University of Florida Research Foundation, Inc.

10.4.1*	Amended and Restated Nerve Tissue Processing Agreement, dated as of February 27, 2008, by and between AxoGen Corporation and LifeNet Health

10.4.2*	Second Amendment to Amended and Restated Nerve Tissue Processing Agreement, dated as of August 9, 2011, by and between AxoGen Corporation and LifeNet Health

10.5*	Distribution Agreement, dated as of August 27, 2008, by and between AxoGen, Inc. and Cook Biotech Incorporated

10.6	Loan and Security Agreement, dated as of September 30, 2011, by and among AxoGen, Inc. and AxoGen Corporation, as borrower, Midcap Financial SBIC, LP, as administrative agent, and the Lenders listed on Schedule 1 thereto

10.7	LecTec Corporation 2010 Stock Incentive Plan, Amended and Restated on September 27, 2011 (incorporated by reference to Appendix E to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

10.8.1	Executive Employment Agreement, effective as of October 15, 2007, by and between AxoGen Corporation and Karen Zaderej

10.8.2	Amendment to Executive Employment Agreement, effective as of September 29, 2011, by and between AxoGen Corporation and Karen Zaderej

10.9.1	Executive Employment Agreement, effective as of May 6, 2003, by and between AxoGen Corporation and John P. Engels

10.9.2	Amendment to Executive Employment Agreement, effective as of September 29, 2011, by and between AxoGen Corporation and John P. Engels

99.1	Press Release of AxoGen, Inc., dated as of September 30, 2011

99.2	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on AxoGen, Inc. (i) unaudited balance sheet as of June 30, 2011 and (ii) unaudited statement of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

* Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

By:	/s/ Karen Zaderej
Karen Zaderej
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 31, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Exhibit 2.1 to LecTec Corporation’s Current Report on Form 8-K filed on June 2, 2011)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of June 30, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Appendix A2 to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of August 9, 2011, among LecTec Corporation, Nerve Merger Sub Corp. and AxoGen Corporation (incorporated by reference to Appendix A3 to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

3.1	Amended and Restated Articles of Incorporation of AxoGen, Inc. (incorporated by reference to Appendix B to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

3.2	AxoGen, Inc. Amended and Restated Bylaws. (incorporated by reference to Appendix C to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

10.1*	Patent License Agreement, dated as of August 3, 2005, by and between AxoGen Corporation and the Board of Regents of the University of Texas System

10.2*	Amended and Restated Standard Exclusive License Agreement with Sublicensing Terms, dated as of February 21, 2006, by and between AxoGen Corporation and the University of Florida Research Foundation, Inc.

10.3*	Sid Martin Biotechnology Development Institute Incubator License Agreement, dated as of September 26, 2006, by and between AxoGen, Inc. and the University of Florida Research Foundation, Inc.

10.4.1*	Amended and Restated Nerve Tissue Processing Agreement, dated as of February 27, 2008, by and between AxoGen Corporation and LifeNet Health

10.4.2*	Second Amendment to Amended and Restated Nerve Tissue Processing Agreement, dated as of August 9, 2011, by and between AxoGen Corporation and LifeNet Health

10.5*	Distribution Agreement, dated as of August 27, 2008, by and between AxoGen, Inc. and Cook Biotech Incorporated

10.6	Loan and Security Agreement, dated as of September 30, 2011, by and among AxoGen, Inc. and AxoGen Corporation, as borrower, Midcap Financial SBIC, LP, as administrative agent,

and the Lenders listed on Schedule 1 thereto

10.7	LecTec Corporation 2010 Stock Incentive Plan, Amended and Restated on September 27, 2011 (incorporated by reference to Appendix E to the Proxy Statement/Prospectus included as part of LecTec Corporation’s Amendment No. 2 to Registration Statement on Form S-4 filed on August 29, 2011)

10.8.1	Executive Employment Agreement, effective as of October 15, 2007, by and between AxoGen Corporation and Karen Zaderej

10.8.2	Amendment to Executive Employment Agreement, effective as of September 29, 2011, by and between AxoGen Corporation and Karen Zaderej

10.9.1	Executive Employment Agreement, effective as of May 6, 2003, by and between AxoGen Corporation and John P. Engels

10.9.2	Amendment to Executive Employment Agreement, effective as of September 29, 2011, by and between AxoGen Corporation and John P. Engels

99.1	Press Release of AxoGen, Inc., dated as of September 30, 2011

99.2	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on AxoGen, Inc. (i) unaudited balance sheet as of June 30, 2011 and (ii) unaudited statement of operations for the six months ended June 30, 2011 and the year ended December 31, 2010

* Confidential treatment has been requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.